     EXHIBIT 32.2

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Annual Report of Silver Dragon Resources Inc. (the “Company”) on Form 10-K for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey Sherman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey Sherman
Jeffrey Sherman
Chief Financial Officer

March 22, 2012